NAME OF REGISTRANT:
Franklin Global Trust
File No. 811-10157

EXHIBIT ITEM No. 77Q1(a): Copies of any
material amendments to the registrant's
charter or
by-laws













AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF
TRUST

of

FRANKLIN GLOBAL TRUST
a Delaware Statutory Trust

(Original Agreement and Declaration of
Trust was
adopted September 26, 2000;
current Amended and Restated Agreement and Declaration of Trust adopted May 21, 2007.)



TABLE OF CONTENTS
Page
ARTICLE I.	NAME; OFFICES; REGISTERED
AGENT; DEFINITIONS	2
Section 1.	Name	2
Section 2.	Offices of the Trust	2
Section 3.	Registered Agent and
Registered Office	2
Section 4.	Definitions	2
ARTICLE II.	PURPOSE OF TRUST	2
ARTICLE III.	SHARES	2
Section 1.	Division of Beneficial
Interest.	2
Section 2.	Ownership of Shares	2
Section 3.	Sale of Shares	2
Section 4.	Status of Shares and
Limitation of Personal Liability	2
Section 5.	Power of Board of Trustees to
Make Tax Status Election	2
Section 6.	Establishment and Designation
of Series and Classes	2
(a)	Assets Held with Respect to a
Particular Series	2
(b)	Liabilities Held with Respect to a
Particular Series or Class	2
(c)	Dividends, Distributions and
Redemptions	2
(d)	Voting	2
(e)	Equality	2
(f)	Fractions	2
(g)	Exchange Privilege	2
(h)	Combination of Series or Classes.
	2
(i)	Dissolution or Termination	2
Section 7.	Indemnification of
Shareholders	2
ARTICLE IV.	THE BOARD OF TRUSTEES	2
Section 1.	Number, Election, Term,
Removal and Resignation.	2
Section 2.	Trustee Action by Written
Consent Without a Meeting	2
Section 3.	Powers; Other Business
Interests; Quorum and Required Vote.
	2
(a)	Powers	2
(b)	Other Business Interests	2
(c)	Quorum and Required Vote	2
Section 4.	Payment of Expenses by the
Trust	2
Section 5.	Payment of Expenses by
Shareholders	2
Section 6.	Ownership of Trust Property
	2
Section 7.	Service Contracts.	2
ARTICLE V.	SHAREHOLDERS' VOTING POWERS
AND MEETINGS	2
Section 1.	Voting Powers	2
Section 2.	Quorum and Required Vote.
	2
Section 3.	Shareholder Action by Written
Consent Without a Meeting	2
Section 4.	Record Dates.	2
Section 5.	Additional Provisions	2
ARTICLE VI.	NET ASSET VALUE;
DISTRIBUTIONS; REDEMPTIONS;
TRANSFERS	2
Section 1.	Determination of Net Asset
Value, Net Income and Distributions.
	2
Section 2.	Redemptions at the Option of a
Shareholder	2
Section 3.	Redemptions at the Option of
the Trust	2
Section 4.	Transfer of Shares	2
ARTICLE VII.	LIMITATION OF LIABILITY
AND INDEMNIFICATION OF
AGENT	2
Section 1.	Limitation of Liability.
	2
Section 2.	Indemnification.	2
(a)	Indemnification by Trust	2
(b)	Exclusion of Indemnification	2
(c)	Required Approval	2
(d)	Advancement of Expenses	2
(e)	Other Contractual Rights	2
(f)	Fiduciaries of Employee Benefit Plan
	2
Section 3.	Insurance	2
Section 4.	Derivative Actions	2
ARTICLE VIII.	CERTAIN TRANSACTIONS
	2
Section 1.	Dissolution of Trust or Series
	2
Section 2.	Merger or Consolidation;
Conversion; Reorganization.	2
(a)	Merger or Consolidation	2
(b)	Conversion	2
(c)	Reorganization	2
Section 3.	Master Feeder Structure	2
Section 4.	Absence of Appraisal or
Dissenters' Rights	2
ARTICLE IX.	AMENDMENTS	2
Section 1.	Amendments Generally	2
ARTICLE X.	MISCELLANEOUS	2
Section 1.	References; Headings;
Counterparts	2
Section 2.	Applicable Law	2
Section 3.	Provisions in Conflict with
Law or Regulations.	2
Section 4.	Statutory Trust Only	2
Section 5.	Use of the Names "Franklin,"
"Templeton," "Fiduciary Trust,"
and/or "Institutional Fiduciary Trust"
	2





AMENDED AND RESTATED AGREEMENT AND
DECLARATION OF TRUST
OF
FRANKLIN GLOBAL TRUST
      THIS AMENDED AND RESTATED AGREEMENT
AND DECLARATION OF
TRUST is made as of this 21st day of May,
2007, by the Trustees hereunder and by the
holders
of Shares issued or to be issued by
Franklin Global Trust (the "Trust")
hereunder, and (i)
incorporates herein and makes a part of
this Amended and Restated Agreement and
Declaration
of Trust the resolutions of the Board of
Trustees of the Trust adopted prior to the
date set forth
above, pursuant to the provisions of the
original Agreement and Declaration of
Trust dated
September 26, 2000, as amended or restated
to date (the "Original Declaration of
Trust"),
regarding the establishment and
designation of Series and/or Classes of
the Shares of the Trust,
and any amendments or modifications to
such resolutions adopted through the date
hereof, as of
the date of the adoption of each such
resolution, and (ii) amends and restates
the Original
Declaration of Trust pursuant to Article
8, Section 8.04 of such Original
Declaration of Trust, as
hereinafter provided.
WITNESSETH:
      WHEREAS this Trust was formed to
carry on the business of an open-end
management
investment company as defined in the 1940
Act; and
      WHEREAS this Trust is authorized to
divide its Shares into two or more
Classes, to
issue its Shares in separate Series, to
divide Shares of any Series into two or
more Classes and to
issue Classes of the Trust or the Series,
if any, all in accordance with the
provisions hereinafter
set forth; and
      WHEREAS the Trustees have agreed to
manage all property coming into their
hands as
trustees of a Delaware statutory trust in
accordance with the provisions of the
Delaware Statutory
Trust Act, as amended from time to time,
and the provisions hereinafter set forth;
      NOW, THEREFORE, the Trustees hereby
declare that:
      (i)	the Original Declaration of
Trust is amended and restated in its
entirety in the
manner herein set forth;
      (ii) 	the Trustees will hold all
cash, securities and other assets that
they may from time
to time acquire in any manner as Trustees
hereunder IN TRUST and will manage and
dispose of
the same upon the following terms and
conditions for the benefit of the holders
from time to time
of Shares created hereunder as hereinafter
set forth; and
      (iii)	this Declaration of Trust and
the By-Laws shall be binding in accordance with their terms on every Trustee, by virtue of having become a Trustee of the Trust, and on every
Shareholder, by virtue of having become a Shareholder of the Trust, pursuant to the terms of the
Original Declaration of Trust and/or this Declaration of Trust and the By-Laws.
ARTICLE I.

NAME; OFFICES; REGISTERED AGENT;
DEFINITIONS
      Section 1.  Name.  This Trust shall
be known as "Franklin Global Trust" and
the Board of
Trustees shall conduct the business of the
Trust under that name, or any other name
as it may
from time to time designate.
      Section 2.  Offices of the Trust.
The Board may at any time establish
offices of the Trust
at any place or places where the Trust
intends to do business.
      Section 3.  Registered Agent and
Registered Office.  The name of the
registered agent of
the Trust and the address of the
registered office of the Trust are as set
forth in the Trust's
Certificate of Trust.
      Section 4.  Definitions.  Whenever
used herein, unless otherwise required by
the context
or specifically provided:
            (a)	"1940 Act" shall mean
the Investment Company Act of 1940 and the
rules
and regulations thereunder, all as adopted
or amended from time to time;
            (b)	"Affiliate" shall have
the same meaning as "affiliated person" as
such
term is defined in the 1940 Act when used
with reference to a specified Person, as
defined
below.
            (c)	"Board of Trustees"
shall mean the governing body of the
Trust, that is
comprised of the number of Trustees of the
Trust fixed from time to time pursuant to
Article IV
hereof, having the powers and duties set
forth herein;
            (d)	"By-Laws" shall mean By-
Laws of the Trust, as amended or restated
from
time to time in accordance with Article
VIII therein.  Such By-Laws may contain
any provision
not inconsistent with applicable law or
this Declaration of Trust, relating to the
governance of the
Trust;
            (e)	"Certificate of Trust"
shall mean the certificate of trust of the
Trust filed
on September 26, 2000 with the office of
the Secretary of State of the State of
Delaware as
required under the Delaware Statutory
Trust Act, as such certificate has been or
shall be
amended or restated from time to time;
            (f)	"Class" shall mean each
class of Shares of the Trust or of a
Series of the
Trust established and designated under and
in accordance with the provisions of
Article III
hereof or the corresponding provisions of
the Original Declaration of Trust;
            (g)	"Code" shall mean the
Internal Revenue Code of 1986 and the
rules and
regulations thereunder, all as adopted or
amended from time to time;
            (h)	"Commission" shall have
the meaning given that term in the 1940
Act;
            (i)	"DSTA" shall mean the
Delaware Statutory Trust Act (12 Del. C.
3801,
et seq.), as amended from time to time;
            (j)	"Declaration of Trust"
shall mean this Amended and Restated
Agreement
and Declaration of Trust, including
resolutions of the Board of Trustees of
the Trust that have
been adopted prior to the date of this
document, or that may be adopted
hereafter, regarding the
establishment and designation of Series
and/or Classes of Shares of the Trust, and
any
amendments or modifications to such
resolutions, as of the date of the
adoption of each such
resolution;
            (k)	"General Liabilities"
shall have the meaning given it in Article
III, Section
6(b) of this Declaration of Trust;
            (l)	"Interested Person"
shall have the meaning given that term in
the 1940
Act;
            (m)	"Investment Adviser" or
"Adviser" shall mean a Person, as defined
below,
furnishing services to the Trust pursuant
to any investment advisory or investment
management
contract described in Article IV, Section
7(a) hereof;
            (n)	"National Financial
Emergency" shall mean the whole or any
part of any
period during (i) which an emergency
exists as a result of which disposal by
the Trust of
securities or other assets owned by the
Trust is not reasonably practicable; (ii)
which it is not
reasonably practicable for the Trust
fairly to determine the net asset value of
its assets; or (iii)
such other period as the Commission may by
order permit for the protection of
investors;
            (o)	"Person" shall mean a
natural person, partnership, limited
partnership,
limited liability company, trust, estate,
association, corporation, organization,
custodian, nominee
or any other individual or entity in its
own or any representative capacity, in
each case, whether
domestic or foreign, and a statutory trust
or a foreign statutory or business trust;
            (p)	"Principal Underwriter"
shall have the meaning given that term in
the
1940 Act;
            (q)	"Series" shall mean each
Series of Shares established and
designated
under and in accordance with the
provisions of Article III hereof, or the
corresponding
provisions of the Original Declaration of
Trust;
            (r)	"Shares" shall mean the
transferable shares of beneficial interest
into
which the beneficial interest in the Trust
have been or shall be divided from time to
time, and
shall include fractional and whole Shares;
            (s)	"Shareholder" shall mean
a record owner of Shares pursuant to the
By-
Laws;
            (t)	"Trust" shall mean
Franklin Global Trust, the Delaware
statutory trust
formed hereby and by filing of the
Certificate of Trust with the office of
the Secretary of State of
the State of Delaware;
            (u)	"Trust Property" shall
mean any and all property, real or
personal, tangible
or intangible, which is owned or held by
or for the account of the Trust, or one or
more of any
Series thereof, including, without
limitation, the rights referenced in
Article X, Section 5 hereof;
and
            (v)	"Trustee" or "Trustees"
shall mean each Person who signs this
Declaration
of Trust as a trustee and all other
Persons who may, from time to time, be
duly elected or
appointed, qualified and serving on the
Board of Trustees in accordance with the provisions hereof and the By-Laws, so long as such signatory or other Person continues in office in accordance with the terms hereof and the By-Laws. Reference herein to a Trustee or the
Trustees shall refer to such Person or
Persons in such Person's or Persons'
capacity as a trustee
or trustees hereunder and under the By-
Laws.
ARTICLE II.

PURPOSE OF TRUST
      The purpose of the Trust is to
conduct, operate and carry on the business
of a registered
management investment company registered
under the 1940 Act, directly, or if one or
more
Series is established hereunder, through
one or more Series, investing primarily in
securities, and
to exercise all of the powers, rights and
privileges granted to, or conferred upon,
a statutory trust
formed under the DSTA, including, without
limitation, the following powers:
            (a)	To hold, invest and
reinvest its funds, and in connection
therewith, to
make any changes in the investment of the
assets of the Trust, to hold part or all
of its funds in
cash, to hold cash uninvested, to
subscribe for, invest in, reinvest in,
purchase or otherwise
acquire, own, hold, pledge, sell, assign,
mortgage, transfer, exchange, distribute,
write options
on, lend or otherwise deal in or dispose
of contracts for the future acquisition or
delivery of fixed
income or other securities, and securities
or property of every nature and kind,
including, without
limitation, all types of bonds,
debentures, stocks, shares, units of
beneficial interest, preferred
stocks, negotiable or non-negotiable
instruments, obligations, evidences of
indebtedness, money
market instruments, certificates of
deposit or indebtedness, bills, notes,
mortgages, commercial
paper, repurchase or reverse repurchase
agreements, bankers' acceptances, finance
paper, and
any options, certificates, receipts,
warrants, futures contracts or other
instruments representing
rights to receive, purchase or subscribe
for the same, or evidencing or
representing any other
rights or interests therein or in any
property or assets, and other securities
of any kind, as the
foregoing are issued, created, guaranteed,
or sponsored by any and all Persons,
including,
without limitation, states, territories,
and possessions of the United States and
the District of
Columbia and any political subdivision,
agency, or instrumentality thereof, any
foreign
government or any political subdivision of
the U.S. Government or any foreign
government, or
any international instrumentality, or by
any bank or savings institution, or by any
corporation or
organization organized under the laws of
the United States or of any state,
territory, or
possession thereof, or by any corporation
or organization organized under any
foreign law, or in
"when issued" contracts for any such
securities;
            (b)	To exercise any and all
rights, powers and privileges with
reference to or
incident to ownership or interest, use and
enjoyment of any of such securities and
other
instruments or property of every kind and
description, including, but without
limitation, the right,
power and privilege to own, vote, hold,
purchase, sell, negotiate, assign,
exchange, lend, transfer,
mortgage, hypothecate, lease, pledge or
write options with respect to or otherwise
deal with,
dispose of, use, exercise or enjoy any
rights, title, interest, powers or
privileges under or with
reference to any of such securities and
other instruments or property, the right
to consent and
otherwise act with respect thereto, with
power to designate one or more Persons, to
exercise any
of said rights, powers, and privileges in
respect of any of said instruments, and to
do any and all
acts and things for the preservation,
protection, improvement and enhancement in
value of any of
such securities and other instruments or
property;
            (c)	To sell, exchange, lend,
pledge, mortgage, hypothecate, lease or
write
options with respect to or otherwise deal
in any property rights relating to any or
all of the assets
of the Trust or any Series, subject to any
requirements of the 1940 Act;
            (d)	To vote or give assent,
or exercise any rights of ownership, with
respect to
stock or other securities or property; and
to execute and deliver proxies or powers
of attorney to
such Person or Persons as the Trustees
shall deem proper, granting to such Person
or Persons
such power and discretion with relation to
securities or property as the Trustees
shall deem
proper;
            (e)	To exercise powers and
right of subscription or otherwise which
in any
manner arise out of ownership of
securities and/or other property;
            (f)	To hold any security or
property in a form not indicating that it
is trust
property, whether in bearer, unregistered
or other negotiable form, or in its own
name or in the
name of a custodian or subcustodian or a
nominee or nominees or otherwise or to
authorize the
custodian or a subcustodian or a nominee
or nominees to deposit the same in a
securities
depository, subject in each case to proper
safeguards according to the usual practice
of
investment companies or any rules or
regulations applicable thereto;
            (g)	To consent to, or
participate in, any plan for the
reorganization,
consolidation or merger of any corporation
or issuer of any security which is held in
the Trust; to
consent to any contract, lease, mortgage,
purchase or sale of property by such
corporation or
issuer; and to pay calls or subscriptions
with respect to any security held in the
Trust;
            (h)	To join with other
security holders in acting through a
committee,
depositary, voting trustee or otherwise,
and in that connection to deposit any
security with, or
transfer any security to, any such
committee, depositary or trustee, and to
delegate to them such
power and authority with relation to any
security (whether or not so deposited or
transferred) as
the Trustees shall deem proper, and to
agree to pay, and to pay, such portion of
the expenses and
compensation of such committee, depositary
or trustee as the Trustees shall deem
proper;
            (i)	To compromise, arbitrate
or otherwise adjust claims in favor of or
against
the Trust or any matter in controversy,
including but not limited to claims for
taxes;
            (j)	To enter into joint
ventures, general or limited partnerships
and any other
combinations or associations;
            (k)	To endorse or guarantee
the payment of any notes or other
obligations of
any Person; to make contracts of guaranty
or suretyship, or otherwise assume
liability for
payment thereof;
            (l)	To purchase and pay for
entirely out of Trust Property such
insurance as
the Board of Trustees may deem necessary
or appropriate for the conduct of the
business,
including, without limitation, insurance
policies insuring the assets of the Trust
or payment of
distributions and principal on its
portfolio investments, and insurance
policies insuring the
Shareholders, Trustees, officers,
employees, agents, Investment Advisers,
Principal
Underwriters, or independent contractors
of the Trust, individually against all
claims and
liabilities of every nature arising by
reason of holding Shares, holding, being
or having held any
such office or position, or by reason of
any action alleged to have been taken or
omitted by any
such Person as Trustee, officer, employee,
agent, Investment Adviser, Principal
Underwriter, or
independent contractor, to the fullest
extent permitted by this Declaration of
Trust, the By-Laws
and by applicable law;
            (m)	To adopt, establish and
carry out pension, profit-sharing, share
bonus,
share purchase, savings, thrift and other
retirement, incentive and benefit plans,
trusts and
provisions, including the purchasing of
life insurance and annuity contracts as a
means of
providing such retirement and other
benefits, for any or all of the Trustees,
officers, employees
and agents of the Trust;
            (n)	To purchase or otherwise
acquire, own, hold, sell, negotiate,
exchange,
assign, transfer, mortgage, pledge or
otherwise deal with, dispose of, use,
exercise or enjoy,
property of all kinds;
            (o)	To buy, sell, mortgage,
encumber, hold, own, exchange, rent or
otherwise
acquire and dispose of, and to develop,
improve, manage, subdivide, and generally
to deal and
trade in real property, improved and
unimproved, and wheresoever situated; and
to build, erect,
construct, alter and maintain buildings,
structures, and other improvements on real
property;
            (p)	To borrow or raise
moneys for any of the purposes of the
Trust, and to
mortgage or pledge the whole or any part
of the property and franchises of the
Trust, real,
personal, and mixed, tangible or
intangible, and wheresoever situated;
            (q)	To enter into, make and
perform contracts and undertakings of
every kind
for any lawful purpose, without limit as
to amount;
            (r)	To issue, purchase, sell
and transfer, reacquire, hold, trade and
deal in
stocks, Shares, bonds, debentures and
other securities, instruments or other
property of the Trust,
from time to time, to such extent as the
Board of Trustees shall, consistent with
the provisions of
this Declaration of Trust, determine; and
to re-acquire and redeem, from time to
time, its Shares
or, if any, its bonds, debentures and
other securities;
            (s)	To engage in and to
prosecute, defend, compromise, abandon, or
adjust,
by arbitration, or otherwise, any actions,
suits, proceedings, disputes, claims, and
demands
relating to the Trust, and out of the
assets of the Trust to pay or to satisfy
any debts, claims or
expenses incurred in connection therewith,
including those of litigation, and such
power shall
include without limitation the power of
the Trustees or any appropriate committee
thereof, in the
exercise of their or its good faith
business judgment, to dismiss any action,
suit, proceeding,
dispute, claim, or demand, derivative or
otherwise, brought by any Person,
including a
Shareholder in the Shareholder's own name
or the name of the Trust, whether or not
the Trust or
any of the Trustees may be named
individually therein or the subject matter
arises by reason of
business for or on behalf of the Trust;
            (t)	To exercise and enjoy,
in Delaware and in any other states,
territories,
districts and United States dependencies
and in foreign countries, all of the
foregoing powers,
rights and privileges, and the enumeration
of the foregoing powers shall not be
deemed to
exclude any powers, rights or privileges
so granted or conferred; and
            (u)	In general, to carry on
any other business in connection with or incidental to its trust purposes, to do everything necessary, suitable or proper for the accomplishment of such purposes or for the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to, or growing out of, or connected with, its business or purposes, objects or powers.
      The Trust shall not be limited to
investing in obligations maturing before the possible dissolution of the Trust or one or more of its Series. Neither the Trust nor the Board of Trustees shall be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.
      The foregoing clauses shall each be
construed as purposes, objects and powers, and it is hereby expressly provided that the foregoing enumeration of specific purposes, objects and powers shall not be held to limit or restrict in any manner the powers of the Trust, and that they are in furtherance of, and in addition to, and not in limitation of, the general powers conferred upon the Trust by the DSTA and the other laws of the State of Delaware or otherwise; nor shall the enumeration of one thing be deemed to exclude another, although it be of like nature, not expressed.
ARTICLE III.

SHARES
      Section 1.  Division of Beneficial
Interest.
            (a)	The beneficial interest
in the Trust shall be divided into Shares,
each Share
without a par value.  The number of Shares
in the Trust authorized under the Original
Declaration of Trust and authorized
hereunder, and of each Series and Class as
may be
established from time to time, is
unlimited.  The Board of Trustees may
authorize the division of
Shares into separate Classes of Shares and
into separate and distinct Series of
Shares and the
division of any Series into separate
Classes of Shares in accordance with the
1940 Act.  As of the
effective date of this Declaration of
Trust, any new Series and Classes shall be
established and
designated pursuant to Article III,
Section 6 hereof.  If no separate Series
or Classes of Series
shall be established, the Shares shall
have the rights, powers and duties
provided for herein and
in Article III, Section 6 hereof to the
extent relevant and not otherwise provided
for herein, and
all references to Series and Classes shall
be construed (as the context may require)
to refer to the
Trust.
(i)	The fact that the Trust shall have
one or more established and
designated Classes of the Trust, shall not
limit the authority of the
Board of Trustees to establish and
designate additional Classes of
the Trust.  The fact that one or more
Classes of the Trust shall have
initially been established and designated
without any specific
establishment or designation of a Series
(i.e., that all Shares of the
Trust are initially Shares of one or more
Classes) shall not limit the
authority of the Board of Trustees to
later establish and designate a
Series and establish and designate the
Class or Classes of the Trust
as Class or Classes, respectively, of such
Series.
(ii)	The fact that a Series shall have
initially been established and
designated without any specific
establishment or designation of
Classes (i.e., that all Shares of such
Series are initially of a single
Class) shall not limit the authority of
the Board of Trustees to
establish and designate separate Classes
of said Series.  The fact
that a Series shall have more than one
established and designated
Class, shall not limit the authority of
the Board of Trustees to
establish and designate additional Classes
of said Series.
            (b)	The Board of Trustees
shall have the power to issue authorized,
but
unissued Shares of beneficial interest of
the Trust, or any Series and Class
thereof, from time to
time for such consideration paid wholly or
partly in cash, securities or other
property, as may be
determined from time to time by the Board
of Trustees, subject to any requirements
or
limitations of the 1940 Act.  The Board of
Trustees, on behalf of the Trust, may
acquire and hold
as treasury shares, reissue for such
consideration and on such terms as it may
determine, or
cancel, at its discretion from time to
time, any Shares reacquired by the Trust.
The Board of
Trustees may classify or reclassify any
unissued Shares of beneficial interest or
any Shares of
beneficial interest of the Trust or any
Series or Class thereof, that were
previously issued and are
reacquired, into one or more Series or
Classes that may be established and
designated from time
to time.  Notwithstanding the foregoing,
the Trust and any Series thereof may
acquire, hold, sell
and otherwise deal in, for purposes of
investment or otherwise, the Shares of any
other Series of
the Trust or Shares of the Trust, and such
Shares shall not be deemed treasury shares
or
cancelled.
            (c)	Subject to the
provisions of Section 6 of this Article
III, each Share shall
entitle the holder to voting rights as
provided in Article V hereof.
Shareholders shall have no
preemptive or other right to subscribe for
new or additional authorized, but unissued
Shares or
other securities issued by the Trust or
any Series thereof.  The Board of Trustees
may from time
to time divide or combine the Shares of
the Trust or any particular Series thereof
into a greater or
lesser number of Shares of the Trust or
that Series, respectively.  Such division
or combination
shall not materially change the
proportionate beneficial interests of the
holders of Shares of the
Trust or that Series, as the case may be,
in the Trust Property at the time of such
division or
combination that is held with respect to
the Trust or that Series, as the case may
be.
            (d)	Any Trustee, officer or
other agent of the Trust, and any
organization in
which any such Person has an economic or
other interest, may acquire, own, hold and
dispose of
Shares of beneficial interest in the Trust
or any Series and Class thereof, whether
such Shares are
authorized but unissued, or already
outstanding, to the same extent as if such
Person were not a
Trustee, officer or other agent of the
Trust; and the Trust or any Series may
issue and sell and
may purchase such Shares from any such
Person or any such organization, subject
to the
limitations, restrictions or other
provisions applicable to the sale or
purchase of such Shares
herein and the 1940 Act.
      Section 2.  Ownership of Shares.
The ownership of Shares shall be recorded
on the
books of the Trust kept by the Trust or by
a transfer or similar agent for the Trust,
which books
shall be maintained separately for the
Shares of the Trust and each Series and
each Class thereof
that has been established and designated.
No certificates certifying the ownership
of Shares shall
be issued except as the Board of Trustees
may otherwise determine from time to time.
The
Board of Trustees may make such rules not
inconsistent with the provisions of the
1940 Act as it
considers appropriate for the issuance of
Share certificates, the transfer of Shares
of the Trust and
each Series and Class thereof, if any, and
similar matters.  The record books of the
Trust as kept
by the Trust or any transfer or similar
agent, as the case may be, shall be
conclusive as to who
are the Shareholders of the Trust and each
Series and Class thereof and as to the
number of
Shares of the Trust and each Series and
Class thereof held from time to time by
each such
Shareholder.
      Section 3.  Sale of Shares.  Subject
to the 1940 Act and applicable law, the
Trust may sell
its authorized but unissued Shares of
beneficial interest to such Persons, at
such times, on such
terms, and for such consideration as the
Board of Trustees may from time to time
authorize.
Each sale shall be credited to the
individual purchaser's account in the form
of full or fractional
Shares of the Trust or such Series thereof
(and Class thereof, if any), as the
purchaser may select,
at the net asset value per Share, subject
to Section 22 of the 1940 Act, and the
rules and
regulations adopted thereunder; provided,
however, that the Board of Trustees may,
in its sole
discretion, permit the Principal
Underwriter to impose a sales charge upon
any such sale.  Every
Shareholder by virtue of having become a
Shareholder shall be deemed to have
expressly
assented and agreed to the terms of this
Declaration of Trust and to have become
bound as a
party hereto.
      Section 4.  Status of Shares and
Limitation of Personal Liability.  Shares
shall be deemed
to be personal property giving to
Shareholders only the rights provided in
this Declaration of
Trust, the By-Laws, and under applicable
law.  Ownership of Shares shall not
entitle the
Shareholder to any title in or to the
whole or any part of the Trust Property or
right to call for a
partition or division of the same or for
an accounting, nor shall the ownership of
Shares
constitute the Shareholders as partners.
Subject to Article VIII, Section 1 hereof,
the death,
incapacity, dissolution, termination, or
bankruptcy of a Shareholder during the
existence of the
Trust and any Series thereof shall not
operate to dissolve the Trust or any such
Series, nor entitle
the representative of any deceased,
incapacitated, dissolved, terminated or
bankrupt Shareholder
to an accounting or to take any action in
court or elsewhere against the Trust, the
Trustees or any
such Series, but entitles such
representative only to the rights of said
deceased, incapacitated,
dissolved, terminated or bankrupt
Shareholder under this Declaration of
Trust.  Neither the Trust
nor the Trustees, nor any officer,
employee or agent of the Trust, shall have
any power to bind
personally any Shareholder, nor, except as
specifically provided herein, to call upon
any
Shareholder for the payment of any sum of
money other than such as the Shareholder
may at any
time personally agree to pay.  Each Share,
when issued on the terms determined by the
Board of
Trustees, shall be fully paid and
nonassessable.  As provided in the DSTA,
Shareholders shall be
entitled to the same limitation of
personal liability as that extended to
stockholders of a private
corporation organized for profit under the
General Corporation Law of the State of
Delaware.
      Section 5.  Power of Board of
Trustees to Make Tax Status Election.  The
Board of
Trustees shall have the power, in its
discretion, to make such elections as to
the tax status of the
Trust and any Series as may be permitted
or required under the Code, without the
vote of any
Shareholder.
      Section 6.  Establishment and
Designation of Series and Classes.  The
establishment and
designation of any Series or Class shall
be effective, without the requirement of
Shareholder
approval, upon the adoption of a
resolution by not less than a majority of
the then Board of
Trustees, which resolution shall set forth
such establishment and designation and may
provide, to
the extent permitted by the DSTA, for
rights, powers and duties of such Series
or Class
(including variations in the relative
rights and preferences as between the
different Series and
Classes) otherwise than as provided
herein.  Each such resolution shall be
incorporated herein
upon adoption, and the resolutions that
have been adopted prior to May 21, 2007
regarding the
establishment and designation of Series
and/or Classes of Shares of the Trust
pursuant to the
applicable provisions of the Original
Declaration of Trust, and any amendments
or modifications
to such resolutions through the date
hereof, are hereby incorporated herein as
of the date of their
adoption.  Any such resolution may be
amended by a further resolution of a
majority of the
Board of Trustees, and if Shareholder
approval would be required to make such an
amendment to
the language set forth in this Declaration
of Trust, such further resolution shall
require the same
Shareholder approval that would be
necessary to make such amendment to the
language set forth
in this Declaration of Trust.  Each such
further resolution shall be incorporated
herein by
reference upon adoption.
      Each Series shall be separate and
distinct from any other Series, separate
and distinct
records on the books of the Trust shall be
maintained for each Series, and the assets
and
liabilities belonging to any such Series
shall be held and accounted for separately
from the assets
and liabilities of the Trust or any other
Series.  Each Class of the Trust shall be
separate and
distinct from any other Class of the
Trust.  Each Class of a Series shall be
separate and distinct
from any other Class of the Series.  As
appropriate, in a manner determined by the
Board of
Trustees, the liabilities belonging to any
such Class shall be held and accounted for
separately
from the liabilities of the Trust, the
Series or any other Class and separate and
distinct records on
the books of the Trust for the Class shall
be maintained for this purpose.  Subject
to Article II
hereof, each such Series shall operate as
a separate and distinct investment medium,
with
separately defined investment objectives
and policies.
      Shares of each Series (and Class
where applicable) established and
designated pursuant to
this Section 6, or the corresponding
provision of the Original Declaration of
Trust shall have the
following rights, powers and duties,
unless otherwise provided to the extent
permitted by the
DSTA, in the resolution establishing and
designating such Series or Class:
            (a)	Assets Held with Respect
to a Particular Series.  All consideration
received by the Trust for the issue or
sale of Shares of a particular Series,
together with all assets
in which such consideration is invested or
reinvested, all income, earnings, profits,
and proceeds
thereof from whatever source derived,
including, without limitation, any
proceeds derived from
the sale, exchange or liquidation of such
assets, and any funds or payments derived
from any
reinvestment of such proceeds in whatever
form the same may be, shall irrevocably be
held with
respect to that Series for all purposes,
subject only to the rights of creditors
with respect to that
Series, and shall be so recorded upon the
books of account of the Trust.  Such
consideration,
assets, income, earnings, profits and
proceeds thereof, from whatever source
derived, including,
without limitation, any proceeds derived
from the sale, exchange or liquidation of
such assets,
and any funds or payments derived from any
reinvestment of such proceeds, in whatever
form
the same may be, are herein referred to as
"assets held with respect to" that Series.
In the event
that there are any assets, income,
earnings, profits and proceeds thereof,
funds or payments
which are not readily identifiable as
assets held with respect to any particular
Series (collectively
"General Assets"), the Board of Trustees,
or an appropriate officer as determined by
the Board of
Trustees, shall allocate such General
Assets to, between or among any one or
more of the Series
in such manner and on such basis as the
Board of Trustees, in its sole discretion,
deems fair and
equitable, and any General Asset so
allocated to a particular Series shall be
held with respect to
that Series.  Each such allocation by or
under the direction of the Board of
Trustees shall be
conclusive and binding upon the
Shareholders of all Series for all
purposes.
            (b)	Liabilities Held with
Respect to a Particular Series or Class.
The assets of
the Trust held with respect to a
particular Series shall be charged with
the liabilities, debts,
obligations, costs, charges, reserves and
expenses of the Trust incurred, contracted
for or
otherwise existing with respect to such
Series.  Such liabilities, debts,
obligations, costs, charges,
reserves and expenses incurred, contracted
for or otherwise existing with respect to
a particular
Series are herein referred to as
"liabilities held with respect to" that
Series.  Any liabilities, debts,
obligations, costs, charges, reserves and
expenses of the Trust which are not
readily identifiable
as being liabilities held with respect to
any particular Series (collectively
"General Liabilities")
shall be allocated by the Board of
Trustees, or an appropriate officer as
determined by the Board
of Trustees, to and among any one or more
of the Series in such manner and on such
basis as the
Board of Trustees in its sole discretion
deems fair and equitable.  Each allocation
of liabilities,
debts, obligations, costs, charges,
reserves and expenses by or under the
direction of the Board of
Trustees shall be conclusive and binding
upon the Shareholders of all Series for
all purposes.  All
Persons who have extended credit that has
been allocated to a particular Series, or
who have a
claim or contract that has been allocated
to any particular Series, shall look
exclusively to the
assets of that particular Series for
payment of such credit, claim, or
contract.  In the absence of
an express contractual agreement so
limiting the claims of such creditors,
claimants and contract
providers, each creditor, claimant and
contract provider shall be deemed
nevertheless to have
impliedly agreed to such limitation.
      Subject to the right of the Board of
Trustees in its discretion to allocate
General
Liabilities as provided herein, the debts,
liabilities, obligations and expenses
incurred, contracted
for or otherwise existing with respect to
a particular Series, whether such Series
is now
authorized and existing pursuant to the
Original Declaration of Trust, or is
hereafter authorized
and existing pursuant to this Declaration
of Trust, shall be enforceable against the
assets held
with respect to that Series only, and not
against the assets of any other Series or
the Trust
generally and none of the debts,
liabilities, obligations and expenses
incurred, contracted for or
otherwise existing with respect to the
Trust generally or any other Series
thereof shall be
enforceable against the assets held with
respect to such Series.  Notice of this
limitation on
liabilities between and among Series has
been set forth in the Certificate of Trust
filed in the
Office of the Secretary of State of the
State of Delaware pursuant to the DSTA,
and having given
such notice in the Certificate of Trust,
the statutory provisions of Section 3804
of the DSTA
relating to limitations on liabilities
between and among Series (and the
statutory effect under
Section 3804 of setting forth such notice
in the Certificate of Trust) are
applicable to the Trust
and each Series.
      Liabilities, debts, obligations,
costs, charges, reserves and expenses
related to the
distribution of, and other identified
expenses that should or may properly be
allocated to, the
Shares of a particular Class may be
charged to and borne solely by such Class.
The bearing of
expenses solely by a particular Class of
Shares may be appropriately reflected (in
a manner
determined by the Board of Trustees) and
may affect the net asset value
attributable to, and the
dividend, redemption and liquidation
rights of, such Class.  Each allocation of
liabilities, debts,
obligations, costs, charges, reserves and
expenses by or under the direction of the
Board of
Trustees shall be conclusive and binding
upon the Shareholders of all Classes for
all purposes.
All Persons who have extended credit that
has been allocated to a particular Class,
or who have a
claim or contract that has been allocated
to any particular Class, shall look, and
may be required
by contract to look, exclusively to that
particular Class for payment of such
credit, claim, or
contract.
            (c)	Dividends, Distributions
and Redemptions.  Notwithstanding any
other
provisions of this Declaration of Trust,
including, without limitation, Article VI
hereof, no
dividend or distribution including,
without limitation, any distribution paid
upon dissolution of
the Trust or of any Series with respect
to, nor any redemption of, the Shares of
any Series or
Class of such Series shall be effected by
the Trust other than from the assets held
with respect to
such Series, nor, except as specifically
provided in Section 7 of this Article III,
shall any
Shareholder of any particular Series
otherwise have any right or claim against
the assets held
with respect to any other Series or the
Trust generally except, in the case of a
right or claim
against the assets held with respect to
any other Series, to the extent that such
Shareholder has
such a right or claim hereunder as a
Shareholder of such other Series.  The
Board of Trustees
shall have full discretion, to the extent
not inconsistent with the 1940 Act, to
determine which
items shall be treated as income and which
items as capital; and each such
determination and
allocation shall be conclusive and binding
upon the Shareholders.
            (d)	Voting.  All Shares of
the Trust entitled to vote on a matter
shall vote in
the aggregate without differentiation
between the Shares of the separate Series,
if any, or
separate Classes, if any; provided that
(i) with respect to any matter that
affects only the interests
of some but not all Series, then only the
Shares of such affected Series, voting
separately, shall
be entitled to vote on the matter, (ii)
with respect to any matter that affects
only the interests of
some but not all Classes, then only the
Shares of such affected Classes, voting
separately, shall
be entitled to vote on the matter; and
(iii) notwithstanding the foregoing, with
respect to any
matter as to which the 1940 Act or other
applicable law or regulation requires
voting, by Series
or by Class, then the Shares of the Trust
shall vote as prescribed in such law or
regulation.
            (e)	Equality.  Each Share of
any particular Series shall be equal to
each other
Share of such Series (subject to the
rights and preferences with respect to
separate Classes of
such Series).
            (f)	Fractions.  A fractional
Share of a Series shall carry
proportionately all the
rights and obligations of a whole Share of
such Series, including rights with respect
to voting,
receipt of dividends and distributions,
redemption of Shares and dissolution of
the Trust or that
Series.
            (g)	Exchange Privilege.  The
Board of Trustees shall have the authority
to
provide that the holders of Shares of any
Series shall have the right to exchange
said Shares for
Shares of one or more other Series in
accordance with such requirements and
procedures as may
be established by the Board of Trustees,
and in accordance with the 1940 Act.
            (h)	Combination of Series or
Classes.
                  (i)	The Board of
Trustees shall have the authority, without
the
approval, vote or consent of the
Shareholders of any Series, unless
otherwise required by
applicable law, to combine the assets and
liabilities held with respect to any two
or more Series
into assets and liabilities held with
respect to a single Series; provided that
upon completion of
such combination of Series, the interest
of each Shareholder, in the combined
assets and
liabilities held with respect to the
combined Series shall equal the interest
of each such
Shareholder in the aggregate of the assets
and liabilities held with respect to the
Series that were
combined.
                  (ii)	The Board of
Trustees shall have the authority, without
the
approval, vote or consent of the
Shareholders of any Series or Class,
unless otherwise required
by applicable law, to combine, merge or
otherwise consolidate the Shares of two or
more Classes
of Shares of a Series with and/or into a
single Class of Shares of such Series,
with such
designation, preference, conversion or
other rights, voting powers, restrictions,
limitations as to
dividends, qualifications, terms and
conditions of redemption and other
characteristics as the
Trustees may determine; provided, however,
that the Trustees shall provide written
notice to the
affected Shareholders of any such
transaction.
                  (iii)	The transactions
in (i) and (ii) above may be effected
through
share-for-share exchanges, transfers or
sales of assets, Shareholder in-kind
redemptions and
purchases, exchange offers, or any other
method approved by the Trustees.
            (i)	Dissolution or
Termination. Any particular Series shall be dissolved upon the occurrence of the applicable dissolution events set forth in Article
VIII, Section 1 hereof.
Upon dissolution of a particular Series, the Trustees shall wind up the affairs of such Series in accordance with Article VIII, Section 1 hereof and thereafter, rescind the establishment and designation thereof. The Board of
Trustees shall terminate any particular
Class and rescind the
establishment and designation thereof:
(i) upon approval by a majority of votes cast at a meeting of the Shareholders of such Class, provided a quorum of Shareholders of such Class are present, or by action of the Shareholders of such Class by written consent without a meeting pursuant to
Article V, Section 3; or (ii) at the
discretion of the Board of Trustees either
(A) at any time there
are no Shares outstanding of such Class, or (B) upon prior written notice to the Shareholders of such Class; provided, however, that upon the rescission of the establishment and designation of any particular Series, every Class of such Series shall thereby be terminated and its establishment and designation rescinded. Each resolution of the Board of Trustees pursuant to this Section 6(i) shall be incorporated herein by reference upon adoption.
      Section 7.  Indemnification of
Shareholders.  No shareholder as such
shall be subject to
any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. If any Shareholder or former Shareholder shall be exposed to liability, charged with liability, or held personally liable, for any obligations or liability of the
Trust, by reason of a claim or demand
relating exclusively to his or her being or having been a
Shareholder of the Trust or a Shareholder of a particular Series thereof, and not because of such
Shareholder's actions or omissions, such
Shareholder or former Shareholder (or, in the case of a natural person, his or her heirs, executors, administrators, or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified out of the assets of the Trust or out of the assets of such
Series thereof, as the case may be,
against all loss and expense, including
without limitation,
attorneys' fees, arising from such claim or demand; provided, however, such indemnity shall not cover (i) any taxes due or paid by reason of such Shareholder's ownership of any Shares and (ii) expenses charged to a Shareholder pursuant to Article IV, Section 5 hereof.
ARTICLE IV.

THE BOARD OF TRUSTEES
      Section 1.  Number, Election, Term,
Removal and Resignation.
            (a)	In accordance with
Section 3801 of the DSTA, each Trustee
shall become
a Trustee and be bound by this Declaration
of Trust and the By-Laws when such Person
signs
this Declaration of Trust as a trustee
and/or is duly elected or appointed,
qualified and serving on
the Board of Trustees in accordance with
the provisions hereof and the By-Laws, so
long as such
signatory or other Person continues in
office in accordance with the terms
hereof.
            (b)	The number of Trustees
constituting the entire Board of Trustees
may be
fixed from time to time by the vote of a
majority of the then Board of Trustees;
provided,
however, that the number of Trustees shall
in no event be less than one (1) nor more
than fifteen
(15).  The number of Trustees shall not be
reduced so as to shorten the term of any
Trustee then
in office.
            (c)	Each Trustee shall hold
office for the lifetime of the Trust or
until such
Trustee's earlier death, resignation,
removal, retirement or inability otherwise
to serve, or, if
sooner than any of such events, until the
next meeting of Shareholders called for
the purpose of
electing Trustees or consent of
Shareholders in lieu thereof for the
election of Trustees, and until
the election and qualification of his or
her successor.
            (d)	Any Trustee may be
removed, with or without cause, by the
Board of
Trustees, by action of a majority of the
Trustees then in office, or by vote of the
Shareholders at
any meeting called for that purpose.
            (e)	Any Trustee may resign
at any time by giving written notice to
the
secretary of the Trust or to a meeting of
the Board of Trustees.  Such resignation
shall be
effective upon receipt, unless specified
to be effective at some later time.
      Section 2.  Trustee Action by
Written Consent Without a Meeting.  To the
extent not
inconsistent with the provisions of the
1940 Act, any action that may be taken at
any meeting of
the Board of Trustees or any committee
thereof may be taken without a meeting and
without
prior written notice if a consent or
consents in writing setting forth the
action so taken is signed
by the Trustees having not less than the
minimum number of votes that would be
necessary to
authorize or take that action at a meeting
at which all Trustees on the Board of
Trustees or any
committee thereof, as the case may be,
were present and voted.  Written consents
of the Trustees
may be executed in one or more
counterparts.  A consent transmitted by
electronic transmission
(as defined in Section 3806 of the DSTA)
by a Trustee shall be deemed to be written
and signed
for purposes of this Section.  All such
consents shall be filed with the secretary
of the Trust and
shall be maintained in the Trust's
records.
      Section 3.  Powers; Other Business
Interests; Quorum and Required Vote.
            (a)	Powers.  Subject to the
provisions of this Declaration of Trust,
the
business of the Trust (including every
Series thereof) shall be managed by or
under the direction
of the Board of Trustees, and such Board
of Trustees shall have all powers
necessary or
convenient to carry out that
responsibility.  The Board of Trustees
shall have full power and
authority to do any and all acts and to
make and execute any and all contracts and
instruments
that it may consider necessary or
appropriate in connection with the
operation and administration
of the Trust (including every Series
thereof).  The Board of Trustees shall not
be bound or
limited by present or future laws or
customs with regard to investments by
trustees or fiduciaries,
but, subject to the other provisions of
this Declaration of Trust and the By-Laws,
shall have full
authority and absolute power and control
over the assets and the business of the
Trust (including
every Series thereof) to the same extent
as if the Board of Trustees was the sole
owner of such
assets and business in its own right,
including such authority, power and
control to do all acts
and things as it, in its sole discretion,
shall deem proper to accomplish the
purposes of this Trust.
Without limiting the foregoing, the Board
of Trustees may, subject to the requisite
vote for such
actions as set forth in this Declaration
of Trust and the By-Laws:  (1) adopt By-
Laws not
inconsistent with applicable law or this
Declaration of Trust; (2) amend, restate
and repeal such
By-Laws, subject to and in accordance with
the provisions of such By-Laws; (3) fill
vacancies on
the Board of Trustees in accordance with
this Declaration of Trust and the By-Laws;
(4) elect
and remove such officers and appoint and
terminate such agents as it considers
appropriate, in
accordance with this Declaration of Trust
and the By-Laws; (5) establish and
terminate one or
more committees of the Board of Trustees
pursuant to the By-Laws; (6) place Trust
Property in
custody as required by the 1940 Act,
employ one or more custodians of the Trust
Property and
authorize such custodians to employ sub-
custodians and to place all or any part of
such Trust
Property with a custodian or a custodial
system meeting the requirements of the
1940 Act; (7)
retain a transfer agent, dividend
disbursing agent, a shareholder servicing
agent or administrative
services agent, or any number thereof or
any other service provider as deemed
appropriate; (8)
provide for the issuance and distribution
of shares of beneficial interest in the
Trust or other
securities or financial instruments
directly or through one or more Principal
Underwriters or
otherwise; (9) retain one or more
Investment Adviser(s); (10) re-acquire and
redeem Shares on
behalf of the Trust and transfer Shares
pursuant to applicable law; (11) set
record dates for the
determination of Shareholders with respect
to various matters, in the manner provided
in Article
V, Section 4 of this Declaration of Trust;
(12) declare and pay dividends and
distributions to
Shareholders from the Trust Property, in
accordance with this Declaration of Trust
and the By-
Laws; (13) establish, designate and
redesignate from time to time, in
accordance with the
provisions of Article III, Section 6
hereof, any Series or Class of the Trust
or of a Series; (14)
hire personnel as staff for the Board of
Trustees or, for those Trustees who are
not Interested
Persons of the Trust, the Investment
Adviser, or the Principal Underwriter, set
the compensation
to be paid by the Trust to such personnel,
exercise exclusive supervision of such
personnel, and
remove one or more of such personnel, at
the discretion of the Board of Trustees;
(15) retain
special counsel, other experts and/or
consultants for the Board of Trustees, for
those Trustees
who are not Interested Persons of the
Trust, the Investment Adviser, or the
Principal
Underwriter, and/or for one or more of the
committees of the Board of Trustees, set
the
compensation to be paid by the Trust to
such special counsel, other experts and/or
consultants,
and remove one or more of such special
counsel, other experts and/or consultants,
at the
discretion of the Board of Trustees; (16)
engage in and prosecute, defend,
compromise, abandon,
or adjust, by arbitration, or otherwise,
any actions, suits, proceedings, disputes,
claims, and
demands relating to the Trust, and out of
the assets of the Trust to pay or to
satisfy any debts,
claims or expenses incurred in connection
therewith, including those of litigation,
and such
power shall include, without limitation,
the power of the Trustees, or any
appropriate committee
thereof, in the exercise of their or its
good faith business judgment, to dismiss
any action, suit,
proceeding, dispute, claim or demand,
derivative or otherwise, brought by any
person, including
a shareholder in its own name or in the
name of the Trust, whether or not the
Trust or any of the
Trustees may be named individually therein
or the subject matter arises by reason of
business for
or on behalf of the Trust; and (17) in
general delegate such authority as it
considers desirable to
any Trustee or officer of the Trust, to
any committee of the Trust, to any agent
or employee of
the Trust or to any custodian, transfer,
dividend disbursing, shareholder servicing
agent,
Principal Underwriter, Investment Adviser,
or other service provider.
            The powers of the Board of
Trustees set forth in this Section 3(a)
are without
prejudice to any other powers of the Board
of Trustees set forth in this Declaration
of Trust and
the By-Laws.  Any determination as to what
is in the best interests of the Trust or
any Series or
Class thereof and its Shareholders made by
the Board of Trustees in good faith shall
be
conclusive.  In construing the provisions
of this Declaration of Trust, the
presumption shall be in
favor of a grant of power to the Board of
Trustees.
            (b)	Other Business
Interests.  The Trustees shall devote to
the affairs of the
Trust (including every Series thereof)
such time as may be necessary for the
proper performance
of their duties hereunder, but neither the
Trustees nor the officers, directors,
shareholders,
partners or employees of the Trustees, if
any, shall be expected to devote their
full time to the
performance of such duties.  The Trustees,
or any Affiliate, shareholder, officer,
director, partner
or employee thereof, or any Person owning
a legal or beneficial interest therein,
may engage in,
or possess an interest in, any business or
venture other than the Trust or any Series
thereof, of
any nature and description, independently
or with or for the account of others.
None of the
Trust, any Series thereof or any
Shareholder shall have the right to
participate or share in such
other business or venture or any profit or
compensation derived therefrom.
            (c)	Quorum and Required
Vote.  At all meetings of the Board of
Trustees, a
majority of the Board of Trustees then in
office shall be present in person in order
to constitute a
quorum for the transaction of business.  A
meeting at which a quorum is initially
present may
continue to transact business
notwithstanding the departure of Trustees
from the meeting, if any
action taken is approved by at least a
majority of the required quorum for that
meeting.  Subject
to Article III, Sections 1 and 6 of the
By-Laws and except as otherwise provided
herein or
required by applicable law, the vote of
not less than a majority of the Trustees
present at a
meeting at which a quorum is present shall
be the act of the Board of Trustees.
      Section 4.  Payment of Expenses by
the Trust.  Subject to the provisions of
Article III,
Section 6 hereof, an authorized officer of
the Trust shall pay or cause to be paid
out of the
principal or income of the Trust or any
particular Series or Class thereof, or
partly out of the
principal and partly out of the income of
the Trust or any particular Series or
Class thereof, and
charge or allocate the same to, between or
among such one or more of the Series or
Classes that
may be established or designated pursuant
to Article III, Section 6 hereof, as such
officer deems
fair, all expenses, fees, charges, taxes
and liabilities incurred by or arising in
connection with the
maintenance or operation of the Trust or a
particular Series or Class thereof, or in
connection
with the management thereof, including,
but not limited to, the Trustees'
compensation and such
expenses, fees, charges, taxes and
liabilities associated with the services
of the Trust's officers,
employees, Investment Adviser(s),
Principal Underwriter, auditors, counsel,
custodian, sub-
custodian, transfer agent, dividend
disbursing agent, shareholder servicing
agent, and such other
agents or independent contractors and such
other expenses, fees, charges, taxes and
liabilities as
the Board of Trustees may deem necessary
or proper to incur.
      Section 5.  Payment of Expenses by
Shareholders.  The Board of Trustees shall
have the
power, as frequently as it may determine,
to cause any Shareholder to pay directly,
in advance or
arrears, an amount fixed from time to time
by the Board of Trustees or an officer of
the Trust for
charges of the Trust's custodian or
transfer, dividend disbursing, shareholder
servicing or similar
agent which are not customarily charged
generally to the Trust, a Series or a
Class, where such
services are provided to such Shareholder
individually, rather than to all
Shareholders
collectively, by setting off such amount
due from such Shareholder from the amount
of (i)
declared but unpaid dividends or
distributions owed such Shareholder, or
(ii) proceeds from the
redemption by the Trust of Shares from
such Shareholder pursuant to Article VI
hereof.
      Section 6.  Ownership of Trust
Property.  Legal title to all of the Trust
Property shall at
all times be vested in the Trust, except
that the Board of Trustees shall have the
power to cause
legal title to any Trust Property to be
held by or in the name of any Person as
nominee, on such
terms as the Board of Trustees may
determine, in accordance with applicable
law.
      Section 7.  Service Contracts.
            (a)	Subject to this
Declaration of Trust, the By-Laws and the
1940 Act, the
Board of Trustees may, at any time and
from time to time, contract for exclusive
or nonexclusive
investment advisory or investment
management services for the Trust or for
any Series thereof
with any corporation, trust, association
or other organization, including any
Affiliate; and any
such contract may contain such other terms
as the Board of Trustees may determine,
including
without limitation, delegation of
authority to the Investment Adviser to
determine from time to
time without prior consultation with the
Board of Trustees what securities and
other instruments
or property shall be purchased or
otherwise acquired, owned, held, invested
or reinvested in,
sold, exchanged, transferred, mortgaged,
pledged, assigned, negotiated, or
otherwise dealt with
or disposed of, and what portion, if any,
of the Trust Property shall be held
uninvested and to
make changes in the Trust's or a
particular Series' investments, or to
engage in such other
activities, including administrative
services, as may specifically be delegated
to such party.
            (b)	The Board of Trustees
may also, at any time and from time to
time,
contract with any Person, including any
Affiliate, appointing it or them as the
exclusive or
nonexclusive placement agent, distributor
or Principal Underwriter for the Shares of
beneficial
interest of the Trust or one or more of
the Series or Classes thereof, or for
other securities or
financial instruments to be issued by the
Trust, or appointing it or them to act as
the
administrator, fund accountant or
accounting agent, custodian, transfer
agent, dividend
disbursing agent and/or shareholder
servicing agent for the Trust or one or
more of the Series or
Classes thereof.
            (c)	The Board of Trustees is
further empowered, at any time and from
time to
time, to contract with any Persons,
including any Affiliates, to provide such
other services to the
Trust or one or more of its Series, as the
Board of Trustees determines to be in the
best interests
of the Trust, such Series and its
Shareholders.
            (d)	None of the following
facts or circumstances shall affect the
validity of
any of the contracts provided for in this
Article IV, Section 7, or disqualify any
Shareholder,
Trustee, employee or officer of the Trust
from voting upon or executing the same, or
create any
liability or accountability to the Trust,
any Series thereof or the Shareholders,
provided that the
establishment of and performance of each
such contract is permissible under the
1940 Act, and
provided further that such Person is
authorized to vote upon such contract
under the 1940 Act:
(i)	the fact that any of the
Shareholders, Trustees, employees or
officers of the Trust is a shareholder,
director, officer, partner,
trustee, employee, manager, Adviser,
placement agent, Principal
Underwriter, distributor, or Affiliate or
agent of or for any Person,
or for any parent or Affiliate of any
Person, with which any type of
service contract provided for in this
Article IV, Section 7 may have
been or may hereafter be made, or that any
such Person, or any
parent or Affiliate thereof, is a
Shareholder or has an interest in the
Trust, or
(ii)	the fact that any Person with which
any type of service contract
provided for in this Article IV, Section 7
may have been or may
hereafter be made also has such a service
contract with one or
more other Persons, or has other business
or interests.
            (e)	Every contract referred
to in this Section 7 is required to comply with this
Declaration of Trust, the By-Laws, the
1940 Act, other applicable law and any
stipulation by
resolution of the Board of Trustees.
ARTICLE V.

SHAREHOLDERS' VOTING POWERS AND MEETINGS
      Section 1.  Voting Powers.  Subject
to the provisions of Article III, Section
6 hereof, the
Shareholders shall have the power to vote
only (i) on such matters required by this
Declaration of
Trust, the By-Laws, the 1940 Act, other
applicable law and any registration
statement of the
Trust filed with the Commission, the
registration of which is effective; and
(ii) on such other
matters as the Board of Trustees may
consider necessary or desirable.  Subject
to Article III
hereof, the Shareholder of record (as of
the record date established pursuant to
Section 4 of this
Article V) of each Share shall be entitled
to one vote for each full Share, and a
fractional vote for
each fractional Share.  Shareholders shall
not be entitled to cumulative voting in
the election of
Trustees or on any other matter.
      Section 2.  Quorum and Required
Vote.
            (a)	Forty percent (40%) of
the outstanding Shares entitled to vote at
a
Shareholders' meeting, which are present
in person or represented by proxy, shall
constitute a
quorum at the Shareholders' meeting,
except when a larger quorum is required by
this
Declaration of Trust, the By-Laws,
applicable law or the requirements of any
securities exchange
on which Shares are listed for trading, in
which case such quorum shall comply with
such
requirements.  When a separate vote by one
or more Series or Classes is required,
forty percent
(40%) of the outstanding Shares of each
such Series or Class entitled to vote at a
Shareholders'
meeting of such Series or Class, which are
present in person or represented by proxy,
shall
constitute a quorum at the Shareholders'
meeting of such Series or Class, except
when a larger
quorum is required by this Declaration of
Trust, the By-Laws, applicable law or the
requirements
of any securities exchange on which Shares
of such Series or Class are listed for
trading, in
which case such quorum shall comply with
such requirements.
            (b)	Subject to the
provisions of Article III, Section 6(d),
when a quorum is
present at any meeting, a majority of the
votes cast shall decide any questions and
a plurality
shall elect a Trustee, except when a
larger vote is required by any provision
of this Declaration of
Trust or the By-Laws or by applicable law.
Pursuant to Article III, Section 6(d)
hereof, where a
separate vote by Series and, if
applicable, by Class is required, the
preceding sentence shall apply
to such separate votes by Series and
Classes.
            (c)	Abstentions and broker
non-votes will be treated as votes present
at a
Shareholders' meeting; abstentions and
broker non-votes will not be treated as
votes cast at such
meeting.  Abstentions and broker non-
votes, therefore (i) will be included for
purposes of
determining whether a quorum is present;
and (ii) will have no effect on proposals
that require a
plurality for approval, or on proposals
requiring an affirmative vote of a
majority of votes cast
for approval.
      Section 3.  Shareholder Action by
Written Consent Without a Meeting.  Any
action
which may be taken at any meeting of
Shareholders may be taken without a
meeting if a consent
or consents in writing setting forth the
action so taken is or are signed by the
holders of a
majority of the Shares entitled to vote on
such action (or such different proportion
thereof as
shall be required by law, the Declaration
of Trust or the By-Laws for approval of
such action)
and is or are received by the secretary of
the Trust either:  (i) by the date set by
resolution of the
Board of Trustees for the shareholder vote
on such action; or (ii) if no date is set
by resolution of
the Board, within 30 days after the record
date for such action as determined by
reference to
Article V, Section 4(b) hereof.  The
written consent for any such action may be
executed in one
or more counterparts, each of which shall
be deemed an original, and all of which
when taken
together shall constitute one and the same
instrument.  A consent transmitted by
electronic
transmission (as defined in the DSTA) by a
Shareholder or by a Person or Persons
authorized to
act for a Shareholder shall be deemed to
be written and signed for purposes of this
Section.  All
such consents shall be filed with the
secretary of the Trust and shall be
maintained in the Trust's
records.  Any Shareholder that has given a
written consent or the Shareholder's
proxyholder or a
personal representative of the Shareholder
or its respective proxyholder may revoke
the consent
by a writing received by the secretary of
the Trust either:  (i) before the date set
by resolution of
the Board of Trustees for the shareholder
vote on such action; or (ii) if no date is
set by
resolution of the Board, within 30 days
after the record date for such action as
determined by
reference to Article V, Section 4(b)
hereof.
      Section 4.  Record Dates.
            (a)	For purposes of
determining the Shareholders entitled to
notice of, and to
vote at, any meeting of Shareholders, the
Board of Trustees may fix a record date,
which record
date shall not precede the date upon which
the resolution fixing the record date is
adopted by the
Board of Trustees, and which record date
shall not be more than one hundred and
twenty (120)
days nor less than ten (10) days before
the date of any such meeting.  A
determination of
Shareholders of record entitled to notice
of or to vote at a meeting of Shareholders
shall apply to
any adjournment of the meeting; provided,
however, that the Board of Trustees may
fix a new
record date for the adjourned meeting and
shall fix a new record date for any
meeting that is
adjourned for more than sixty (60) days
from the date set for the original
meeting.  For purposes
of determining the Shareholders entitled
to vote on any action without a meeting,
the Board of
Trustees may fix a record date, which
record date shall not precede the date
upon which the
resolution fixing the record date is
adopted by the Board of Trustees, and
which record date shall
not be more than thirty (30) days after
the date upon which the resolution fixing
the record date
is adopted by the Board of Trustees.
            (b)	If the Board of Trustees
does not so fix a record date:
(i)	the record date for determining
Shareholders entitled to notice of,
and to vote at, a meeting of Shareholders
shall be at the close of
business on the day next preceding the day
on which notice is
given or, if notice is waived, at the
close of business on the day
next preceding the day on which the
meeting is held.
(ii)	the record date for determining
Shareholders entitled to vote on
any action by consent in writing without a
meeting of
Shareholders, (1) when no prior action by
the Board of Trustees
has been taken, shall be the day on which
the first signed written
consent setting forth the action taken is
delivered to the Trust, or
(2) when prior action of the Board of
Trustees has been taken, shall
be at the close of business on the day on
which the Board of
Trustees adopts the resolution taking such
prior action.
            (c)	For the purpose of
determining the Shareholders of the Trust
or any Series
or Class thereof who are entitled to
receive payment of any dividend or of any
other distribution
of assets of the Trust or any Series or
Class thereof (other than in connection
with a dissolution
of the Trust or a Series, a merger,
consolidation, conversion, reorganization,
or any other
transactions, in each case that is
governed by Article VIII of the
Declaration of Trust), the Board
of Trustees may:
(i)	from time to time fix a record date,
which record date shall not
precede the date upon which the resolution
fixing the record date is
adopted, and which record date shall not
be more than sixty (60)
days before the date for the payment of
such dividend and/or such
other distribution;
(ii)	adopt standing resolutions fixing
record dates and related payment
dates at periodic intervals of any
duration for the payment of such
dividend and/or such other distribution;
and/or
(iii)	delegate to an appropriate officer
or officers of the Trust the
determination of such periodic record
and/or payments dates with
respect to such dividend and/or such other distribution.
Nothing in this Section shall be construed as precluding the Board of Trustees from setting different record dates for different
Series or Classes.
      Section 5.  Additional Provisions.
The By-Laws may include further provisions for
Shareholders' votes, meetings and related matters.
ARTICLE VI.

NET ASSET VALUE; DISTRIBUTIONS;
REDEMPTIONS; TRANSFERS
      Section 1.  Determination of Net
Asset Value, Net Income and Distributions.
            (a)	Subject to Article III,
Section 6 hereof, the Board of Trustees
shall have
the power to determine from time to time
the offering price for authorized, but
unissued, Shares
of beneficial interest of the Trust or any
Series or Class thereof, respectively,
that shall yield to
the Trust or such Series or Class not less
than the net asset value thereof, in
addition to any
amount of applicable sales charge to be
paid to the Principal Underwriter or the
selling broker or
dealer in connection with the sale of such
Shares, at which price the Shares of the
Trust or such
Series or Class, respectively, shall be
offered for sale, subject to any other
requirements or
limitations of the 1940 Act.
            (b)	Subject to Article III,
Section 6 hereof, the Board of Trustees
may, subject
to the 1940 Act, prescribe and shall set
forth in the By-Laws, this Declaration of
Trust or in a
resolution of the Board of Trustees such
bases and time for determining the net
asset value per
Share of the Trust or any Series or Class
thereof, or net income attributable to the
Shares of the
Trust or any Series or Class thereof or
the declaration and payment of dividends
and distributions
on the Shares of the Trust or any Series
or Class thereof, as it may deem necessary
or desirable,
and such dividends and distributions may
vary between the Classes to reflect
differing
allocations of the expenses of the Trust
between such Classes to such extent and
for such
purposes as the Trustees may deem
appropriate.
            (c)	The Shareholders of the
Trust or any Series or Class, if any,
shall be
entitled to receive dividends and
distributions, when, if and as declared by
the Board of Trustees
with respect thereto, provided that with
respect to Classes, such dividends and
distributions shall
comply with the 1940 Act.  The right of
Shareholders to receive dividends or other
distributions
on Shares of any Class may be set forth in
a plan adopted by the Board of Trustees
and amended
from time to time pursuant to the 1940
Act.  No Share shall have any priority or
preference over
any other Share of the Trust with respect
to dividends or distributions paid in the
ordinary course
of business or distributions upon
dissolution of the Trust made pursuant to
Article VIII, Section 1
hereof; provided however, that
(i)	if the Shares of the Trust are
divided into Series thereof, no Share
of a particular Series shall have any
priority or preference over any
other Share of the same Series with
respect to dividends or
distributions paid in the ordinary course
of business or
distributions upon dissolution of the
Trust or of such Series made
pursuant to Article VIII, Section 1
hereof;
(ii)	if the Shares of the Trust are
divided into Classes thereof, no Share
of a particular Class shall have any
priority or preference over any
other Share of the same Class with respect
to dividends or
distributions paid in the ordinary course
of business or
distributions upon dissolution of the
Trust made pursuant to Article
VIII, Section 1 hereof; and
(iii)	if the Shares of a Series are
divided into Classes thereof, no Share
of a particular Class of such Series shall
have any priority or
preference over any other Share of the
same Class of such Series
with respect to dividends or distributions
paid in the ordinary
course of business or distributions upon
dissolution of such Series
made pursuant to Article VIII, Section 1
hereof.
All dividends and distributions shall be
made ratably among all Shareholders of the
Trust, a
particular Class of the Trust, a
particular Series, or a particular Class
of a Series from the Trust
Property held with respect to the Trust,
such Series or such Class, respectively,
according to the
number of Shares of the Trust, such Series
or such Class held of record by such
Shareholders on
the record date for any dividend or
distribution; provided however, that
(iv)	if the Shares of the Trust are
divided into Series thereof, all
dividends and distributions from the Trust
Property and, if
applicable, held with respect to such
Series, shall be distributed to
each Series thereof according to the net
asset value computed for
such Series and within such particular
Series, shall be distributed
ratably to the Shareholders of such Series
according to the number
of Shares of such Series held of record by
such Shareholders on the
record date for any dividend or
distribution; and
(v)	if the Shares of the Trust or of a
Series are divided into Classes
thereof, all dividends and distributions
from the Trust Property
and, if applicable, held with respect to
the Trust or such Series,
shall be distributed to each Class thereof
according to the net asset
value computed for such Class and within
such particular Class,
shall be distributed ratably to the
Shareholders of such Class
according to the number of Shares of such
Class held of record by
such Shareholders on the record date for
any dividend or
distribution.
Dividends and distributions may be paid in
cash, in kind or in Shares.
            (d)	Before payment of any
dividend there may be set aside out of any
funds of
the Trust, or the applicable Series
thereof, available for dividends such sum
or sums as the Board
of Trustees may from time to time, in its
absolute discretion, think proper as a
reserve fund to
meet contingencies, or for equalizing
dividends, or for repairing or maintaining
any property of
the Trust, or any Series thereof, or for
such other lawful purpose as the Board of
Trustees shall
deem to be in the best interests of the
Trust, or the applicable Series, as the
case may be, and the
Board of Trustees may abolish any such
reserve in the manner in which the reserve
was created.
      Section 2.  Redemptions at the
Option of a Shareholder.  Unless otherwise
provided in
the prospectus of the Trust relating to
the Shares, as such prospectus may be
amended from time
to time:
            (a)	The Trust shall purchase
such Shares as are offered by any
Shareholder for
redemption upon the presentation of a
proper instrument of transfer together
with a request
directed to the Trust or a Person
designated by the Trust that the Trust
purchase such Shares
and/or in accordance with such other
procedures for redemption as the Board of
Trustees may
from time to time authorize.  If
certificates have been issued to a
Shareholder, any request for
redemption by such Shareholder must be
accompanied by surrender of any
outstanding
certificate or certificates for such
Shares in form for transfer, together with
such proof of the
authenticity of signatures as may
reasonably be required on such Shares and
accompanied by
proper stock transfer stamps, if
applicable.
            (b)	The Trust shall pay for
such Shares the net asset value thereof
(excluding
any applicable redemption fee or sales
load), in accordance with this Declaration
of Trust, the
By-Laws, the 1940 Act and other applicable
law.  Payments for Shares so redeemed by
the Trust
shall be made in cash, except payment for
such Shares may, at the option of the
Board of
Trustees, or such officer or officers as
it may duly authorize in its complete
discretion, be made
in kind or partially in cash and partially
in kind.  In case of any payment in kind,
the Board of
Trustees, or its authorized officers,
shall have absolute discretion as to what
security or securities
of the Trust or the applicable Series
shall be distributed in kind and the
amount of the same; and
the securities shall be valued for
purposes of distribution at the value at
which they were
appraised in computing the then current
net asset value of the Shares, provided
that any
Shareholder who cannot legally acquire
securities so distributed in kind shall
receive cash to the
extent permitted by the 1940 Act.
Shareholders shall bear the expenses of
in-kind transactions,
including, but not limited to, transfer
agency fees, custodian fees and costs of
disposition of such
securities.
            (c)	Payment by the Trust for
such redemption of Shares shall be made by
the
Trust to the Shareholder within seven days
after the date on which the redemption
request is
received in proper form and/or such other
procedures authorized by the Board of
Trustees are
complied with; provided, however, that if
payment shall be made other than
exclusively in cash,
any securities to be delivered as part of
such payment shall be delivered as
promptly as any
necessary transfers of such securities on
the books of the several corporations
whose securities
are to be delivered practicably can be
made, which may not necessarily occur
within such seven-
day period.  In no case shall the Trust be
liable for any delay of any corporation or
other Person
in transferring securities selected for
delivery as all or part of any payment in
kind.
            (d)	The obligations of the
Trust set forth in this Section 2 are
subject to the
provision that such obligations may be
suspended or postponed by the Board of
Trustees (1)
during any time the New York Stock
Exchange (the "Exchange") is closed for
other than
weekends or holidays; (2) if permitted by
the rules of the Commission, during
periods when
trading on the Exchange is restricted; or
(3) during any National Financial
Emergency.  The
Board of Trustees may, in its discretion,
declare that the suspension relating to a
National
Financial Emergency shall terminate, as
the case may be, on the first business day
on which the
Exchange shall have reopened or the period
specified above shall have expired (as to
which, in
the absence of an official ruling by the
Commission, the determination of the Board
of Trustees
shall be conclusive).
            (e)	The right of any
Shareholder of the Trust or any Series or Class thereof to receive dividends or other distributions on Shares redeemed and all other rights of such
Shareholder with respect to the Shares so redeemed, except the right of such Shareholder to receive payment for such Shares, shall cease at the time the purchase price of such Shares shall have been fixed, as provided above.
      Section 3.  Redemptions at the
Option of the Trust. At the option of the Board of
Trustees the Trust may, from time to time, without the vote of the Shareholders, but subject to the 1940 Act, redeem Shares or authorize the closing of any Shareholder account, subject to such conditions as may be established from time to time by the Board of Trustees.
      Section 4.  Transfer of Shares.
Shares shall be transferable in accordance with the provisions of the By-Laws.
ARTICLE VII.

LIMITATION OF LIABILITY
AND INDEMNIFICATION OF AGENT
      Section 1.  Limitation of Liability.
            (a)	For the purpose of this
Article, "Agent" means any Person who is
or was a
Trustee, officer, employee or other agent
of the Trust or is or was serving at the
request of the
Trust as a trustee, director, officer,
employee or other agent of another foreign
or domestic
corporation, partnership, joint venture,
trust or other enterprise; "Proceeding"
means any
threatened, pending or completed action or
proceeding, whether civil, criminal,
administrative or
investigative; and "Expenses" include
without limitation attorneys' fees and any
expenses of
establishing a right to indemnification
under this Article.
            (b)	An Agent shall be liable
to the Trust and to any Shareholder for
any act or
omission that constitutes a bad faith
violation of the implied contractual
covenant of good faith
and fair dealing, for such Agent's own
willful misfeasance, bad faith, gross
negligence or
reckless disregard of the duties involved
in the conduct of such Agent (such conduct
referred to
herein as "Disqualifying Conduct"), and
for nothing else.
            (c)	Subject to subsection
(b) of this Section 1 and to the fullest
extent that
limitations on the liability of Agents are
permitted by the DSTA, the Agents shall
not be
responsible or liable in any event for any
act or omission of any other Agent of the
Trust or any
Investment Adviser or Principal
Underwriter of the Trust.
            (d)	No Agent, when acting in
its respective capacity as such, shall be
personally liable to any Person, other
than the Trust or a Shareholder to the
extent provided in
subsections (b) and (c) of this Section 1,
for any act, omission or obligation of the
Trust or any
Trustee thereof.
            (e)	Each Trustee, officer
and employee of the Trust shall, in the
performance
of his or her duties, be fully and
completely justified and protected with
regard to any act or any
failure to act resulting from reliance in
good faith upon the books of account or
other records of
the Trust, upon an opinion of counsel, or
upon reports made to the Trust by any of
its officers or
employees or by the Investment Adviser,
the Principal Underwriter, any other
Agent, selected
dealers, accountants, appraisers or other
experts or consultants selected with
reasonable care by
the Trustees, officers or employees of the
Trust, regardless of whether such counsel
or expert
may also be a Trustee.  The officers and
Trustees may obtain the advice of counsel
or other
experts with respect to the meaning and
operation of this Declaration of Trust,
the By-Laws,
applicable law and their respective duties
as officers or Trustees.  No such officer
or Trustee
shall be liable for any act or omission in
accordance with such advice, records
and/or reports and
no inference concerning liability shall
arise from a failure to follow such
advice, records and/or
reports.  The officers and Trustees shall
not be required to give any bond
hereunder, nor any
surety if a bond is required by applicable
law.
            (f)	The failure to make
timely collection of dividends or
interest, or to take
timely action with respect to
entitlements, on the Trust's securities
issued in emerging countries,
shall not be deemed to be negligence or
other fault on the part of any Agent, and
no Agent shall
have any liability for such failure or for
any loss or damage resulting from the
imposition by any
government of exchange control
restrictions which might affect the
liquidity of the Trust's assets
or from any war or political act of any
foreign government to which such assets
might be
exposed, except, in the case of a Trustee
or officer, for liability resulting from
such Trustee's or
officer's Disqualifying Conduct.
            (g)	The limitation on
liability contained in this Article
applies to events
occurring at the time a Person serves as
an Agent whether or not such Person is an
Agent at the
time of any Proceeding in which liability
is asserted.
            (h)	No amendment or repeal
of this Article shall adversely affect any
right or
protection of an Agent that exists at the
time of such amendment or repeal.
      Section 2.  Indemnification.
            (a)	Indemnification by
Trust.  The Trust shall indemnify, out of
Trust
Property, to the fullest extent permitted
under applicable law, any Person who was
or is a party
or is threatened to be made a party to any
Proceeding by reason of the fact that such
Person is or
was an Agent of the Trust, against
Expenses, judgments, fines, settlements
and other amounts
actually and reasonably incurred in
connection with such Proceeding if such
Person acted in
good faith or in the case of a criminal
proceeding, had no reasonable cause to
believe the conduct
of such Person was unlawful.  The
termination of any Proceeding by judgment,
order, settlement,
conviction or plea of nolo contendere or
its equivalent shall not of itself create
a presumption that
the Person did not act in good faith or
that the Person had reasonable cause to
believe that the
Person's conduct was unlawful.
            (b)	Exclusion of
Indemnification.  Notwithstanding any
provision to the
contrary contained herein, there shall be
no right to indemnification for any
liability arising by
reason of the Agent's Disqualifying
Conduct.  In respect of any claim, issue
or matter as to
which that Person shall have been adjudged
to be liable in the performance of that
Person's duty
to the Trust or the Shareholders,
indemnification shall be made only to the
extent that the court in
which that action was brought shall
determine, upon application or otherwise,
that in view of all
the circumstances of the case, that Person
was not liable by reason of that Person's
Disqualifying
Conduct.
            (c)	Required Approval.  Any
indemnification under this Article shall
be made
by the Trust if authorized in the specific
case on a determination that
indemnification of the
Agent is proper in the circumstances by
(i) a final decision on the merits by a
court or other body
before whom the proceeding was brought
that the Agent was not liable by reason of
Disqualifying Conduct (including, but not
limited to, dismissal of either a court
action or an
administrative proceeding against the
Agent for insufficiency of evidence of any
Disqualifying
Conduct) or, (ii) in the absence of such a
decision, a reasonable determination,
based upon a
review of the facts, that the Agent was
not liable by reason of Disqualifying
Conduct, by (1) the
vote of a majority of a quorum of the
Trustees who are not (x) "interested
persons" of the Trust
as defined in Section 2(a)(19) of the 1940
Act, (y) parties to the proceeding, or (z)
parties who
have any economic or other interest in
connection with such specific case (the
"disinterested,
non-party Trustees"); or (2) by
independent legal counsel in a written
opinion.
            (d)	Advancement of Expenses.
Expenses incurred by an Agent in defending
any Proceeding may be advanced by the
Trust before the final disposition of the
Proceeding on
receipt of an undertaking by or on behalf
of the Agent to repay the amount of the
advance if it
shall be determined ultimately that the
Agent is not entitled to be indemnified as
authorized in
this Article; provided, that at least one
of the following conditions for the
advancement of
expenses is met:  (i) the Agent shall
provide a security for his undertaking,
(ii) the Trust shall be
insured against losses arising by reason
of any lawful advances, or (iii) a
majority of a quorum of
the disinterested, non-party Trustees of
the Trust, or an independent legal counsel
in a written
opinion, shall determine, based on a
review of readily available facts (as
opposed to a full trial-
type inquiry), that there is reason to
believe that the Agent ultimately will be
found entitled to
indemnification.
            (e)	Other Contractual
Rights.  Nothing contained in this Article
shall affect
any right to indemnification to which
Persons other than Trustees and officers
of the Trust or any
subsidiary thereof may be entitled by
contract or otherwise.
            (f)	Fiduciaries of Employee
Benefit Plan. This Article does not apply to any
Proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in that Person's capacity as such, even though that Person may also be an Agent of the Trust as defined in Section 1 of this Article.
Nothing contained in this Article shall
limit any right to
indemnification to which such a trustee, investment manager, or other fiduciary may be entitled by contract or otherwise which shall be enforceable to the extent permitted by applicable law other than this Article.
      Section 3.  Insurance.  To the
fullest extent permitted by applicable
law, the Board of
Trustees shall have the authority to
purchase with Trust Property, insurance
for liability and for
all Expenses reasonably incurred or paid or expected to be paid by an Agent in connection with any Proceeding in which such Agent becomes involved by virtue of such Agent's actions, or omissions to act, in its capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify such Agent against such liability.
      Section 4.  Derivative Actions.
Subject to the requirements set forth in
Section 3816 of
the DSTA, a Shareholder or Shareholders
may bring a derivative action on behalf of the Trust only if the Shareholder or Shareholders first make a pre-suit demand upon the Board of Trustees to bring the subject action unless an effort to cause the Board of Trustees to bring such action is excused. A demand on the Board of Trustees shall only be excused if a majority of the Board of
Trustees, or a majority of any committee established to consider the merits of such action, has a material personal financial interest in the action at issue. A Trustee shall not be deemed to have a material personal financial interest in an action or otherwise be disqualified from ruling on a
Shareholder demand by virtue of the fact that such Trustee receives remuneration from his or her service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment adviser or underwriter.
ARTICLE VIII.

CERTAIN TRANSACTIONS
      Section 1.  Dissolution of Trust or
Series.  The Trust and each Series shall
have perpetual
existence, except that the Trust (or a
particular Series) shall be dissolved:
            (a)	With respect to the
Trust, (i) upon the vote of the holders of
not less than a
majority of the Shares of the Trust cast,
or (ii) at the discretion of the Board of
Trustees either
(A) at any time there are no Shares
outstanding of the Trust, or (B) upon
prior written notice to
the Shareholders of the Trust; or
            (b)	With respect to a
particular Series, (i) upon the vote of
the holders of not
less than a majority of the Shares of such
Series cast, or (ii) at the discretion of
the Board of
Trustees either (A) at any time there are
no Shares outstanding of such Series, or
(B) upon prior
written notice to the Shareholders of such
Series; or
            (c)	With respect to the
Trust (or a particular Series), upon the
occurrence of a
dissolution or termination event pursuant
to any other provision of this Declaration
of Trust
(including Article VIII, Section 2) or the
DSTA; or
            (d)	With respect to any
Series, upon any event that causes the
dissolution of
the Trust.
      Upon dissolution of the Trust (or a
particular Series, as the case may be),
the Board of
Trustees shall (in accordance with Section
3808 of the DSTA) pay or make reasonable
provision
to pay all claims and obligations of the
Trust and/or each Series (or the
particular Series, as the
case may be), including all contingent,
conditional or unmatured claims and
obligations known
to the Trust, and all claims and
obligations which are known to the Trust,
but for which the
identity of the claimant is unknown.  If
there are sufficient assets held with
respect to the Trust
and/or each Series of the Trust (or the
particular Series, as the case may be),
such claims and
obligations shall be paid in full and any
such provisions for payment shall be made
in full.  If
there are insufficient assets held with
respect to the Trust and/or each Series of
the Trust (or the
particular Series, as the case may be),
such claims and obligations shall be paid
or provided for
according to their priority and, among
claims and obligations of equal priority,
ratably to the
extent of assets available therefor.  Any
remaining assets (including, without
limitation, cash,
securities or any combination thereof)
held with respect to the Trust and/or each
Series of the
Trust (or the particular Series, as the
case may be) shall be distributed to the
Shareholders of the
Trust and/or each Series of the Trust (or
the particular Series, as the case may be)
ratably
according to the number of Shares of the
Trust and/or such Series thereof (or the
particular
Series, as the case may be) held of record
by the several Shareholders on the date
for such
dissolution distribution; provided,
however, that if the Shares of the Trust
or a Series are divided
into Classes thereof, any remaining assets
(including, without limitation, cash,
securities or any
combination thereof) held with respect to
the Trust or such Series, as applicable,
shall be
distributed to each Class of the Trust or
such Series according to the net asset
value computed for
such Class and within such particular
Class, shall be distributed ratably to the
Shareholders of
such Class according to the number of
Shares of such Class held of record by the
several
Shareholders on the date for such
dissolution distribution.  Upon the
winding up of the Trust in
accordance with Section 3808 of the DSTA
and its termination, any one (1) Trustee
shall
execute, and cause to be filed, a
certificate of cancellation, with the
office of the Secretary of
State of the State of Delaware in
accordance with the provisions of Section
3810 of the DSTA.
      Section 2.  Merger or Consolidation;
Conversion; Reorganization.
            (a)	Merger or Consolidation.
Pursuant to an agreement of merger or
consolidation, the Board of Trustees, by
vote of a majority of the Trustees, may
cause the Trust
to merge or consolidate with or into one
or more statutory trusts or "other
business entities" (as
defined in Section 3801 of the DSTA)
formed or organized or existing under the
laws of the
State of Delaware or any other state of
the United States or any foreign country
or other foreign
jurisdiction.  Any such merger or
consolidation shall not require the vote
of the Shareholders
unless such vote is required by the 1940
Act; provided however, that the Board of
Trustees shall
provide at least thirty (30) days' prior
written notice to the Shareholders of such
merger or
consolidation.  By reference to Section
3815(f) of the DSTA, any agreement of
merger or
consolidation approved in accordance with
this Section 2(a) may, without a
Shareholder vote,
unless required by the 1940 Act, the
requirements of any securities exchange on
which Shares
are listed for trading or any other
provision of this Declaration of Trust or
the By-Laws, effect
any amendment to this Declaration of Trust
or the By-Laws or effect the adoption of a
new
governing instrument if the Trust is the
surviving or resulting statutory trust in
the merger or
consolidation, which amendment or new
governing instrument shall be effective at
the effective
time or date of the merger or
consolidation.  In all respects not
governed by the DSTA, the 1940
Act, other applicable law or the
requirements of any securities exchange on
which Shares are
listed for trading, the Board of Trustees
shall have the power to prescribe
additional procedures
necessary or appropriate to accomplish a
merger or consolidation, including the
power to create
one or more separate statutory trusts to
which all or any part of the assets,
liabilities, profits or
losses of the Trust may be transferred and
to provide for the conversion of Shares
into beneficial
interests in such separate statutory trust
or trusts.  Upon completion of the merger
or
consolidation, if the Trust is the
surviving or resulting statutory trust,
any one (1) Trustee shall
execute, and cause to be filed, a
certificate of merger or consolidation in
accordance with Section
3815 of the DSTA.
            (b)	Conversion.  The Board
of Trustees, by vote of a majority of the
Trustees,
may cause (i) the Trust to convert to an
"other business entity" (as defined in
Section 3801 of the
DSTA) formed or organized under the laws
of the State of Delaware as permitted
pursuant to
Section 3821 of the DSTA; (ii) the Shares
of the Trust or any Series to be converted
into
beneficial interests in another statutory
trust (or series thereof) created pursuant
to this Section 2
of this Article VIII, or (iii) the Shares
to be exchanged under or pursuant to any
state or federal
statute to the extent permitted by law.
Any such statutory conversion, Share
conversion or Share
exchange shall not require the vote of the
Shareholders unless such vote is required
by the 1940
Act; provided however, that the Board of
Trustees shall provide at least thirty
(30) days' prior
written notice to the Shareholders of the
Trust of any conversion of Shares of the
Trust pursuant
to Subsections (b)(i) or (b)(ii) of this
Section 2 or exchange of Shares of the
Trust pursuant to
Subsection (b)(iii) of this Section 2, and
at least thirty (30) days' prior written
notice to the
Shareholders of a particular Series of any
conversion of Shares of such Series
pursuant to
Subsection (b)(ii) of this Section 2 or
exchange of Shares of such Series pursuant
to Subsection
(b)(iii) of this Section 2.  In all
respects not governed by the DSTA, the
1940 Act, other
applicable law or the requirements of any
securities exchange on which Shares are
listed for
trading, the Board of Trustees shall have
the power to prescribe additional
procedures necessary
or appropriate to accomplish a statutory
conversion, Share conversion or Share
exchange,
including the power to create one or more
separate statutory trusts to which all or
any part of the
assets, liabilities, profits or losses of
the Trust may be transferred and to
provide for the
conversion of Shares of the Trust or any
Series thereof into beneficial interests
in such separate
statutory trust or trusts (or series
thereof).
            (c)	Reorganization.  The
Board of Trustees, by vote of a majority of the
Trustees, may cause the Trust to sell,
convey and transfer all or substantially all of the assets of the Trust ("sale of Trust assets") or all or substantially all of the assets associated with any one or more Series ("sale of such Series' assets"), to another trust, statutory trust, partnership, limited partnership, limited liability company, corporation or other association organized under the laws of any state, or to one or more separate series thereof, or to the Trust to be held as assets associated with one or more other Series of the Trust, in exchange for cash, shares or other securities (including, without limitation, in the case of a transfer to another
Series of the Trust,
Shares of such other Series) with such
sale, conveyance and transfer either (a) being made subject to, or with the assumption by the transferee of, the liabilities associated with the Trust or the liabilities associated with the Series the assets of which are so transferred, as applicable, or
(b) not being made subject to, or not with the assumption of, such liabilities. Any such sale, conveyance and transfer shall not require the vote of the Shareholders unless such vote is required by the 1940 Act; provided however, that the Board of Trustees shall provide at least thirty (30) days' prior written notice to the Shareholders of the Trust of any such sale of Trust assets, and at least thirty (30) days prior written notice to the Shareholders of a particular Series of any sale of such Series' assets.
Following such sale of Trust assets, the Board of Trustees shall distribute such cash, shares or other securities ratably among the
Shareholders of the Trust
(giving due effect to the assets and
liabilities associated with and any other differences among the various Series the assets associated with which have been so sold, conveyed and transferred, and due effect to the differences among the various Classes within each such Series). Following a sale of such Series' assets, the Board of Trustees shall distribute such cash, shares or other securities ratably among the Shareholders of such Series (giving due effect to the differences among the various Classes within each such Series). If all of the assets of the Trust have been so sold, conveyed and transferred, the Trust shall be dissolved; and if all of the assets of a Series have been so sold, conveyed and transferred, such Series and the Classes thereof shall be dissolved. In all respects not governed by the DSTA, the 1940 Act or other applicable law, the
Board of Trustees shall have the power to prescribe additional procedures necessary or appropriate to accomplish such sale, conveyance and transfer, including the power to create one or more separate statutory trusts to which all or any part of the assets, liabilities, profits or losses of the Trust may be transferred and to provide for the conversion of Shares into beneficial interests in such separate statutory trust or trusts.
      Section 3.  Master Feeder Structure.
If permitted by the 1940 Act, the Board of Trustees, by vote of a majority of the Trustees, and without a Shareholder vote, may cause the Trust or any one or more Series to convert to a master feeder structure (a structure in which a feeder fund invests all of its assets in a master fund, rather than making investments in securities directly) and thereby cause existing Series of the Trust to either become feeders in a master fund, or to become master funds in which other funds are feeders.
      Section 4.  Absence of Appraisal or
Dissenters' Rights. No Shareholder shall be entitled, as a matter of right, to relief as a dissenting Shareholder in respect of any proposal or action involving the Trust or any Series or any Class thereof.
ARTICLE IX.

AMENDMENTS
      Section 1.  Amendments Generally.
This Declaration of Trust may be restated and/or amended at any time by an instrument in writing signed by not less than a majority of the Board of Trustees and, to the extent required by this Declaration of Trust, the 1940 Act or the requirements of any securities exchange on which Shares are listed for trading, by approval of such amendment by the Shareholders in accordance with Article III, Section 6 hereof and Article
V hereof.  Any such restatement and/or
amendment hereto shall be effective
immediately upon
execution and approval or upon such future date and time as may be stated therein.
The
Certificate of Trust shall be restated
and/or amended at any time by the Board of Trustees, without Shareholder approval, to correct any inaccuracy contained therein. Any such restatement and/or amendment of the
Certificate of Trust shall be executed by at least one (1)
Trustee and shall be effective immediately upon its filing with the office of the Secretary of State of the State of Delaware or upon such future date as may be stated therein.
ARTICLE X.

MISCELLANEOUS
      Section 1.  References; Headings;
Counterparts.  In this Declaration of
Trust and in any
restatement hereof and/or amendment
hereto, references to this instrument, and
all expressions of
similar effect to "herein," "hereof" and
"hereunder," shall be deemed to refer to
this instrument
as so restated and/or amended.  Headings
are placed herein for convenience of
reference only
and shall not be taken as a part hereof or
control or affect the meaning,
construction or effect of
this instrument.  Whenever the singular
number is used herein, the same shall
include the plural;
and the neuter, masculine and feminine
genders shall include each other, as
applicable.  Any
references herein to specific sections of
the DSTA, the Code or the 1940 Act shall
refer to such
sections as amended from time to time or
any successor sections thereof.  This
instrument may
be executed in any number of counterparts,
each of which shall be deemed an original.
      Section 2.  Applicable Law.  This
Declaration of Trust is created under and
is to be
governed by and construed and administered
according to the laws of the State of
Delaware and
the applicable provisions of the 1940 Act
and the Code.  The Trust shall be a
Delaware statutory
trust pursuant to the DSTA, and without
limiting the provisions hereof, the Trust
may exercise
all powers which are ordinarily exercised
by such a statutory trust.
      Section 3.  Provisions in Conflict
with Law or Regulations.
            (a)	The provisions of this
Declaration of Trust are severable, and if
the Board
of Trustees shall determine, with the
advice of counsel, that any of such
provisions is in conflict
with the 1940 Act, the Code, the DSTA, or
with other applicable laws and
regulations, the
conflicting provision shall be deemed not
to have constituted a part of this
Declaration of Trust
from the time when such provisions became
inconsistent with such laws or
regulations; provided,
however, that such determination shall not
affect any of the remaining provisions of
this
Declaration of Trust or render invalid or
improper any action taken or omitted prior
to such
determination.
            (b)	If any provision of this
Declaration of Trust shall be held invalid
or
unenforceable in any jurisdiction, such
invalidity or unenforceability shall
attach only to such
provision in such jurisdiction and shall
not in any manner affect such provision in
any other
jurisdiction or any other provision of
this Declaration of Trust in any
jurisdiction.
      Section 4.  Statutory Trust Only.
It is the intention of the Trustees to
create hereby a
statutory trust pursuant to the DSTA, and
thereby to create the relationship of
trustee and
beneficial owners within the meaning of
the DSTA between, respectively, the
Trustees and each
Shareholder.  It is not the intention of
the Trustees to create a general or
limited partnership,
limited liability company, joint stock
association, corporation, bailment, or any
form of legal
relationship other than a statutory trust
pursuant to the DSTA.  Nothing in this
Declaration of
Trust shall be construed to make the
Shareholders, either by themselves or with
the Trustees,
partners or members of a joint stock
association.
      Section 5.  Use of the Names
"Franklin," "Templeton," "Fiduciary
Trust," and/or
"Institutional Fiduciary Trust".  The
Board of Trustees expressly agrees and
acknowledges that
the names "Franklin," "Templeton,"
"Fiduciary Trust," and "Institutional
Fiduciary Trust" are
the sole property of Franklin Resources,
Inc. ("FRI").  FRI has granted to the
Trust a non-
exclusive license to use such names as
part of the name of the Trust now and in
the future.  The
Board of Trustees further expressly agrees
and acknowledges that the non-exclusive
license
granted herein may be terminated by FRI if
the Trust ceases to use FRI or one of its
Affiliates as
Investment Adviser or to use other
Affiliates or successors of FRI for such
purposes.  In such
event, the nonexclusive license may be
revoked by FRI and the Trust shall cease
using the names
"Franklin," "Templeton," "Fiduciary
Trust," "Institutional Fiduciary Trust" or
any name
misleadingly implying a continuing
relationship between the Trust and FRI or
any of its
Affiliates, as part of its name unless
otherwise consented to by FRI or any
successor to its
interests in such names.
      The Board of Trustees further
understands and agrees that so long as FRI
and/or any
future advisory Affiliate of FRI shall
continue to serve as the Trust's
Investment Adviser, other
registered open- or closed-end investment
companies ("funds") as may be sponsored or
advised
by FRI or its Affiliates shall have the
right permanently to adopt and to use the
names
"Franklin", "Templeton," "Fiduciary Trust"
and/or "Institutional Fiduciary Trust" in
their names
and in the names of any series or Class of
shares of such funds.
      IN WITNESS WHEREOF, the Trustees of
Franklin Global Trust named below do
hereby make and enter into this Agreement
and Declaration of Trust as of the date
first written
above.
/s/Harris J. Ashton		/s/Robert F.
Carlson
Harris J. Ashton, Trustee		Robert
F. Carlson, Trustee

/s/Sam L. Ginn		/s/Edith H.
Holiday
Sam L. Ginn, Trustee		Edith E.
Holiday, Trustee

/s/Frank W. T. LaHaye		/s/Frank A.
Olson
Frank W. T. LaHaye, Trustee		Frank
A. Olson, Trustee

/s/Larry D. Thompson		/s/John B.
Wilson
Larry D. Thompson, Trustee		John
B. Wilson, Trustee

/s/Charles B. Johnson		/s/Gregory
E. Johnson
Charles B. Johnson, Trustee
	Gregory E. Johnson, Trustee



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